united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE 68137

(Address of principal executive offices) (Zip code)

Rich Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2616

Date of fiscal year end: 7/31

Date of reporting period: 7/31/18

ITEM 1. REPORTS TO SHAREHOLDERS.

Affinity Small Cap Fund

Class A AISOX

Class C AISPX

Class I AISQX

July 31, 2018

Annual Report

www.affinityinvestment.com

1-866-345-0588

LETTER TO SHAREHOLDERS OF THE AFFINITY SMALL CAP FUND
July 2018

Dear Shareholders,

Small cap stocks, as measured by the Russell 2000® Total Return Index1, returned a total of 9.53% calendar year-to-date through July 31, 2018, compared with the Fund’s performance of -1.23%. The Affinity Small Cap Fund had a rough early part of the year as a number of holdings had disappointed us and other investors and had given back previous gains. Additionally, value has underperformed growth by almost 4% year to date. Our worst performers came from the Retail, Foods and Healthcare sectors.

[1]	The Fund’s performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free1-866-345-0588.

As of mid-year 2018 the fundamentals regarding earnings and revenue growth for the US economy have confirmed a strengthening environment. The 2nd quarter earnings reports have shown a +24% growth in average earnings. However, questions remain and one surprise observation has been the continued and pronounced underperformance of “value” stocks vs. “growth” stocks. We believe that investors have an heightened sensitivity to some market risks such as rising interest rates, flatness of yield curve, federal (FED) policy and trade rhetoric. It is all these factors that fuel the “R” word as more market pundits forecast a slowdown in the economy despite the current numbers. The largest question and an issue that arose that marked the change in sentiment from last year and now regarding the “growth” vs “value” debate, surrounds tariffs and the escalation of the trade war rhetoric between the US and all other countries. In our view, small cap value stocks should be favored in a strong economy, in periods of corporate tax reform/relief, and are generally immune from tariffs as they are more domestically oriented by virtue of their size; it is clear by our portfolio’s performance that small cap value names have been hindered. There is a large premium paid for growth stocks that are perceived to be immune from the fears regarding rates, inflation, FED policy and tariffs.

Tariffs are of major concern for the markets and are of such significance that in America’s early years tariffs were the main source of revenue for the federal government. In fact, the first major act by the

4041MacArthur Blvd, Suite 150 | Newport Beach, CA 92660 | Tel 949 660-6373 | Fax 949 251-5666

www.affinityinvestment.com

8034-NLD-8/21/2018

fledgling United States, championed by Hamilton, and signed by Washington, was the Tariff Act of 1789. This Act with others was designed to protect trade and raise early revenues for the federal government. Clearly today, we know a lot more about trade and tariffs and the global trade environment is nowhere near what it was in 1789. However, trade and tariffs have been a major part of political narrative and today is no different. If anything, the complexity of the issue and the surrounding assumptions in any debate affect one’s thoughts on the issue. Additionally, and most influential factor is the self-interest one has regarding the end result of these trade practices. More than tariffs, National self-interest and politics incentivize the use of powerful subsidies, banking practices, and local requirements to achieve national gains, where to some extent the companies themselves are just pawns. The current narrative, not so different than past narratives, is the view that “free trade” (as opposed to fair trade) policy gives a strong bias towards countries that have access to low wages and minimal laws and regulations. Disputable, maybe, but the outcome has been large transfers of sectors and industries between nations. However, another impact is to lower the cost of these goods to the buyers, itself a huge benefit transferred in the opposite direction. We believe that it is clear that there is plenty of evidence and support for the destructive nature of tariffs, but the cause and effects are less about industries and companies and more about nations and politics. The market seems to have shrugged off any doomsday trade war scenarios and a more likely outcome is at least some pressure to open “closed” markets to US goods and companies. This would be a great outcome for all.

In conclusion, there are again two primary thoughts that we wish to leave with our shareholders. First, in our view small cap stocks are still poised to perform better versus large cap stocks especially when a select group of the largest, momentum-driven names no longer provide leadership. Second, within the small cap space we believe Affinity’s Small Cap strategy should perform well relative to the Fund’s Index as investors embrace those very important tenets called valuation and fundamentals. As of July 31, 2018, Affinity’s Small Cap Fund had a forward P/E of 11.65x versus the Russell 2000 Total Return Index’s forward P/E of 23.3x.

Despite this 48% discount, the strategy still captures a 5 year earnings per share growth rate of 15.0% vs. 16.2% for the Fund’s Index. More current 4Q 2018 small cap earnings growth estimates are forecasted to be +21% and full year 2018 forecast to be almost +22%. These should be a great opportunity for fundamental value investors.

Gregory R. Lai, CFA

CEO & Founder

[1]	The indexes are unmanaged. The Russell 2000® Total Return Index measures the performance of 2000 small-sized U.S. companies and the S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The indexes and the Fund include the reinvestment of dividends, which positively impact the performance results. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

4041MacArthur Blvd, Suite 150 | Newport Beach, CA 92660 | Tel 949 660-6373 | Fax 949 251-5666

www.affinityinvestment.com

8034-NLD-8/21/2018

Affinity Small Cap Fund
PORTFOLIO REVIEW
July 31, 2018 (Unaudited)

The Fund’s performance figures* for the fiscal year ended July 31, 2018, compared to its benchmark:

	One Year	Three Year	Since Inception(a)
Class A	12.83%	6.37%	6.37%
Class A with 5.75% load	6.35%	4.29%	4.29%
Class C	11.86%	5.58%	5.58%
Class I	13.07%	6.67%	6.67%
Russell 2000 Total Return Index(b)	18.73%	12.04%	12.04%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund until at least December 1, 2019 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage cost fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes and; extraordinary expenses, such as litigation expenses) do not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to for Class A, Class C and Class I shares, respectively, per the most recent prospectus. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. Without waiver the gross expense ratios are 4.99%, 5.74%, 4.74% for Class A, Class C, and Class I shares, respectively, per the most recent prospectus. These expense reimbursements are subject to possible recoupment from the Fund in the future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-345-0588.

(a)	Affinity Small Cap Fund commenced investment operations on July 31, 2015.

(b)	The Russell 2000 Total Return index measures the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 also serves as a benchmark for small-cap stocks in the United States.

Comparison of the Change in Value of a $100,000 Investment

The Fund’s Portfolio Allocation is as follows:

Portfolio Composition as of July 31, 2018
Industries	(as a% of net assets)
Banks	7.7%
Diversified Financial Services	6.9%
Commercial Services	6.5%
Biotechnology	6.2%
Healthcare-Services	5.9%
Electronics	5.4%
Insurance	4.4%
Software	4.1%
Engineering & Construction	3.5%
Oil & Gas	3.0%
Real Estate Investment Trusts (REITs)	3.0%
Other Industries	39.0%
Other Assets Less Liabilities	4.4%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS
July 31, 2018

Shares		Fair Value

	COMMON STOCK - 90.7%
	AIRLINES - 1.6%
3,978	SkyWest, Inc.	$238,282

	AUTO MANUFACTURERS - 1.5%
11,198	Wabash National Corp.	221,720

	AUTO PARTS & EQUIPMENT - 2.5%
1,053	Cooper-Standard Holdings, Inc. *	141,944
11,068	Meritor, Inc. *	228,001
		369,945
	BANKS - 7.7%
5,549	Bank of NT Butterfield & Son Ltd.	274,454
4,576	Carolina Financial Corp.	191,048
8,518	CenterState Bank Corp.	236,375
2,855	Preferred Bank/Los Angeles CA	177,695
4,020	Washington Trust Bancorp, Inc.	234,969
785	Western Alliance Bancorp *	44,525
		1,159,066
	BIOTECHNOLOGY - 6.2%
1,324	Bluebird Bio, Inc. *	205,088
4,805	Exact Sciences Corp. *	280,852
18,247	Innoviva, Inc. *	258,195
35,176	Pieris Pharmaceuticals, Inc. *	193,116
		937,251
	BUILDING MATERIALS - 1.6%
13,518	Builders FirstSource, Inc. *	242,378

	CHEMICALS - 2.6%
8,438	Ferro Corp. *	190,024
9,000	Kronos Worldwide, Inc.	204,660
		394,684
	COMMERCIAL SERVICES - 6.5%
3,433	ASGN, Inc. *	310,000
4,107	Aaron’s, Inc.	177,874
3,038	Deluxe Corp.	179,029
16,467	Travelport Worldwide Ltd.	311,226
		978,129
	COMPUTERS - 1.6%
5,039	Nutanix, Inc. *	246,357

	DIVERSIFIED FINANCIAL SERVICES - 6.9%
10,275	Aircastle Ltd.	213,001
7,061	Blucora, Inc. *	245,370
14,396	BrightSphere Investment Group PLC	205,143
2,596	Federal Agricultural Mortgage Corp.	244,777
6,283	Virtu Financial, Inc.	126,602
		1,034,893

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2018

Shares		Fair Value

	ELECTRONICS - 5.4%
10,879	KEMET Corp. *	$282,745
4,035	Methode Electronics, Inc.	158,374
1,597	SYNNEX Corp.	154,063
8,838	Vishay Intertechnology, Inc.	220,950
		816,132
	ENERGY-ALTERNATE SOURCES - 1.7%
15,297	Renewable Energy Group, Inc. *	260,814

	ENGINEERING & CONSTRUCTION - 3.5%
4,823	Comfort Systems USA, Inc.	267,918
3,275	EMCOR Group, Inc.	252,011
		519,929
	FOOD - 2.7%
3,043	John B. Sanfilippo & Son, Inc.	233,915
5,474	United Natural Foods, Inc. *	176,263
		410,178
	GAS - 1.8%
3,419	Southwest Gas Holdings, Inc.	267,366

	HEALTHCARE-PRODUCTS - 0.9%
9,209	Lantheus Holdings, Inc. *	133,070

	HEALTHCARE-SERVICES - 5.9%
4,544	Encompass Health Corp.	343,663
9,094	Ensign Group, Inc.	328,021
2,961	Magellan Health, Inc. *	215,413
		887,097
	HOME BUILDERS - 2.4%
8,718	KB Home	207,053
10,395	TRI Pointe Group, Inc. *	147,297
		354,350
	INSURANCE - 4.4%
7,473	American Equity Investment Life Holding Co.	267,010
6,228	Essent Group Ltd. *	239,155
13,017	Third Point Reinsurance Ltd. *	164,014
		670,179
	IRON STEEL - 1.4%
6,354	Schnitzer Steel Industries, Inc.	209,364

	LEISURE TIME - 1.8%
5,461	Camping World Holdings, Inc.	121,070
3,794	Malibu Boats, Inc. *	142,616
		263,686
	LODGING - 1.9%
8,393	ILG, Inc.	288,132

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2018

Shares		Fair Value

	MEDIA - 2.0%
5,768	Meredith Corp.	$306,569

	OIL & GAS - 3.0%
7,616	Carrizo Oil & Gas, Inc. *	214,619
14,632	ProPetro Holding Corp. *	240,550
		455,169
	PHARMACEUTICALS - 1.8%
21,044	Lannett Co., Inc. *	268,311

	REAL ESTATE - 1.2%
3,947	HFF, Inc.	177,654

	RETAIL - 2.8%
2,324	Lithia Motors, Inc.	206,952
10,371	Tailored Brands, Inc.	209,079
		416,031
	SAVINGS & LOANS - 1.2%
8,114	Sterling Bancorp	180,131

	SEMICONDUCTORS - 2.1%
1,839	MKS Instruments, Inc.	173,418
4,746	SMART Global Holdings, Inc. *	144,895
		318,313
	SOFTWARE - 4.1%
5,515	Alteryx, Inc. *	215,030
3,924	Coupa Software, Inc. *	240,581
2,079	Ebix, Inc.	164,969
		620,580
	TOTAL COMMON STOCK (Cost $12,258,717)	13,645,760

See accompanying notes to financial statements.

Affinity Small Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2018

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 3.0%
20,802	iStar, Inc. *	$226,118
10,777	Sabra Health Care REIT, Inc.	232,891
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $449,620)	459,009

	EXCHANGE TRADED FUND (ETF) - 1.9%
1,685	iShares Russell 2000 ETF	279,491
	TOTAL EXCHANGE TRADED FUND (Cost $260,273)	279,491

	TOTAL INVESTMENTS - 95.6% (Cost $12,968,610)	$14,384,260
	OTHER ASSETS LESS LIABILITIES - 4.4%	660,695
	TOTAL NET ASSETS - 100.0%	$15,044,955

*	Non-Income producing security.

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2018

ASSETS
Investment securities:
At cost	$12,968,610
At value	$14,384,260
Cash	867,179
Receivable for Fund shares sold	1,278
Receivable for securities sold	168,788
Prepaid expenses	19,063
TOTAL ASSETS	15,440,568

LIABILITIES
Distribution (12b-1) fees payable	199
Payable for investments purchased	353,248
Payable to Advisor	522
Payable to related parties	17,127
Accrued expenses	24,517
TOTAL LIABILITIES	395,613
NET ASSETS	$15,044,955

Composition of Net Assets:
Paid in capital	$13,351,879
Accumulated net investment loss	(40,842)
Accumulated net realized gain from investment transactions	318,268
Net unrealized appreciation of investments	1,415,650
NET ASSETS	$15,044,955

Net Asset Value Per Share:
Class A Shares:
Net Assets	$572,366
Shares of beneficial interest outstanding (c)	47,716
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.00
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$12.73

Class C Shares:
Net Assets	$86,181
Shares of beneficial interest outstanding (c)	7,340
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$11.74

Class I Shares:
Net Assets	$14,386,408
Shares of beneficial interest outstanding (c)	1,192,256
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.07

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

(c)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2018

INVESTMENT INCOME
Dividends	$118,343
TOTAL INVESTMENT INCOME	118,343

EXPENSES
Investment management fees	105,462
Distribution (12b-1) fees:
Class A	1,168
Class C	852
Registration fees	45,625
Legal fees	42,211
Accounting services fees	34,443
Transfer agent fees	30,134
Administration fees	18,925
Compliance officer fees	13,536
Audit Fees	13,501
Printing and postage expenses	12,090
Trustees fees and expenses	10,327
Shareholder servicing fees	9,152
Custodian fees	5,029
Insurance expense	365
Other expenses	3,323
TOTAL EXPENSES	346,143
Less: Fees waived and expenses reimbursed by the Adviser	(177,309)
NET EXPENSES	168,834

NET INVESTMENT LOSS	(50,491)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	315,693
Net change in unrealized appreciation on:
Investments	534,917

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	850,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$800,119

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended July 31, 2018	Ended July 31, 2017

FROM OPERATIONS
Net investment loss	$(50,491)	$(706)
Net realized gain from investments	315,693	41,234
Net change in unrealized appreciation on investments	534,917	704,510
Net increase in net assets resulting from operations	800,119	745,038

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(840)	—
Class C	(206)	—
Class I	(20,045)	—
From net investment income:
Class A	—	(79)
Class I	(8,203)	(11,744)
From distributions to shareholders	(29,294)	(11,823)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	352,324	248,221
Class C	—	74,900
Class I	7,865,499	3,208,262
Net asset value of shares issued in reinvestment of distributions:
Class A	758	79
Class C	11	—
Class I	28,211	11,744
Payments for shares redeemed:
Class A	(183,558)	—
Class C	—	(15,779)
Class I	(1,568,278)	(1,849,269)
Net increase in net assets from shares of beneficial interest	6,494,967	1,678,158

TOTAL INCREASE IN NET ASSETS	7,265,792	2,411,373

NET ASSETS
Beginning of Period	7,779,163	5,367,790
End of Period *	$15,044,955	$7,779,163
* Includes accumulated net investment loss of:	$(40,842)	$(7,766)

See accompanying notes to financial statements.

Affinity Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the Year	For the Year
	Ended July 31, 2018	Ended July 31, 2017
SHARE ACTIVITY
Class A:
Shares Sold	29,042	24,372
Shares Reinvested	63	8
Shares Redeemed	(15,769)	—
Net increase in shares of beneficial interest outstanding	13,336	24,380

Class C:
Shares Sold	—	7,239
Shares Reinvested	1	—
Shares Redeemed	—	(1,584)
Net increase in shares of beneficial interest outstanding	1	5,655

Class I:
Shares Sold	634,685	314,431
Shares Reinvested	2,331	1,150
Shares Redeemed	(129,766)	(191,509)
Net increase in shares of beneficial interest outstanding	507,250	124,072

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A

	Year	Year	Year
	Ended	Ended	Ended
	July 31, 2018	July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of year	$10.66	$9.34	$10.00
Activity from investment operations:
Net investment income (loss) (4)	(0.07)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.44	1.35	(0.67)
Total from investment operations	1.37	1.33	(0.66)
Less distributions from:
Net investment income	—	(0.01)	—
Net realized gains	(0.03)	—	—
Total distributions	(0.03)	(0.01)	—
Net asset value, end of year	$12.00	$10.66	$9.34
Total return (2)	12.83%	14.20%	(6.60)%
Net assets, at end of year (000s)	$572	$367	$93
Ratio of gross expenses to average net assets (3)(5)	3.35%	4.99%	7.00	% (8)
Ratio of net expenses to average net assets (5)	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.69)%	(0.33)%	0.07%
Portfolio Turnover Rate (7)	40%	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C

	Year	Year	Year
	Ended	Ended	Ended
	July 31, 2018	July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of year	$10.52	$9.27	$10.00
Activity from investment operations:
Net investment loss (4)	(0.17)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	1.42	1.36	(0.68)
Total from investment operations	1.25	1.25	(0.73)
Less distributions from:
Net realized gains	(0.03)	—	—
Total distributions	(0.03)	—	—
Net asset value, end of year	$11.74	$10.52	$9.27
Total return (2)	11.86%	13.48%	(7.30)%
Net assets, at end of year (000s)	$86	$77	$16
Ratio of gross expenses to average net assets (3)(5)	4.10%	5.74%	7.75	% (8)
Ratio of net expenses to average net assets (5)	2.50%	2.50%	2.50%
Ratio of net investment loss to average net assets (5)(6)	(1.43)%	(1.14)%	(0.59)%
Portfolio Turnover Rate (7)	40%	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	As the Fund commenced operations on July 31, 2015 and share classes were funded at various levels over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

Affinity Small Cap Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I

	Year	Year	Year
	Ended	Ended	Ended
	July 31, 2018	July 31, 2017	July 31, 2016 (1)
Net asset value, beginning of year	$10.71	$9.37	$10.00
Activity from investment operations:
Net investment income (loss) (4)	(0.05)	0.00 (8)	0.04
Net realized and unrealized gain (loss) on investments	1.45	1.36	(0.67)
Total from investment operations	1.40	1.36	(0.63)
Less distributions from:
Net investment income	(0.01)	(0.02)	—
Net realized gains	(0.03)	—	—
Total distributions	(0.04)	(0.02)	—
Net asset value, end of year	$12.07	$10.71	$9.37
Total return (2)	13.07%	14.57%	(6.30)%
Net assets, at end of year (000s)	$14,386	$7,335	$5,259
Ratio of gross expenses to average net assets (3)(5)	3.10%	4.74%	6.75%
Ratio of net expenses to average net assets (5)	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.44)%	0.01%	0.44%
Portfolio Turnover Rate (7)	40%	64%	102%

(1)	The Affinity Small Cap Fund commenced operations on July 31, 2015.

(2)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Per share amounts calculated using the average shares method.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

(8)	Amount represents less than $0.005.

See accompanying notes to financial statements.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2018

(1)	ORGANIZATION

The Affinity Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on July 31, 2015. The Fund’s investment objective seeks to provide capital growth and income.

The Fund offers Class A, Class C and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum shares charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed during the first year after the initial purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub- Adviser. The team may also enlist third party consultants such as valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser or sub-Adviser, the prices or values available do not represent the fair value of the instrument; factors which may cause the Adviser or sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the boards of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$13,645,760	$—	$—	$13,645,760
Real Estate Investment Trusts	459,009	—	—	459,009
Exchange Traded Fund	279,491	—	—	279,491
Total	$14,384,260	$—	$—	$14,384,260

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. The Fund did not hold any Level 3 securities during the period.

*	Refer to the Schedule of Investments for industry classification.

Security Transactions and Related Income

Security transactions are accounted for on the trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent all earnings are distributed to shareholders on a timely basis. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s tax returns for the open tax years ended July 31, 2015, 2016 and 2017, or expected to be taken for the year ended July 31, 2018. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended July 31, 2018 amounted to $10,557,301 and $4,296,756, respectively.

(4)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Regents Park Funds, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services, the Fund pays to the Adviser a monthly investment management fee at an annual rate of 0.95% of its average daily net assets. For the year ended July 31, 2018, the Adviser earned $105,462 in investment management fees.

The advisory services provided to the Fund were novated from Anfield Capital Management, LLC (“Anfield”), the Fund’s former investment adviser, to Regents Park, effective November 28, 2017. Anfield and Regents Park are both wholly owned by Anfield Group, LLC, which is wholly owned by the David Young and Sandra G. Glain Family Trust. The novation of the investment advisory services provided to the Fund did not result in any change in: (i) the level of advisory services provided to the Fund (including the manner in which the Fund is managed or operated) as contemplated by the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund; (ii) the personnel who are responsible for providing or supervising the provision of investment advisory services (including those responsible for the management, portfolio management and operations of the Fund); (iii) the personnel ultimately responsible for overseeing such provision of services; and (iv) the terms of the Investment Advisory Agreement, including the compensation paid to the Fund’s Adviser.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

The Adviser has entered into a sub-advisory agreement with Affinity Investment Advisers, LLC (“Affinity”) to serve as the Fund’s sub-adviser. The Adviser pays the sub-advisory fees from its advisory fee. Subject to oversight by the Adviser, Affinity is responsible for managing the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, at least until December 1, 2018 to ensure that Net Annual Operating Expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.75%, 2.50%, and 1.50% of the Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively. The Agreement will allow the Adviser to recover amounts previously reimbursed for operating expenses to the Fund if such recoupment can be achieved within the foregoing expense limits. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the year ended July 31, 2018, the Adviser waived fees and reimbursed expenses in the amount of $177,309 in expenses to the Fund. As of July 31, 2018, the Adviser can recoup waived and reimbursed expenses of $187,940 until July 31, 2019, $190,434 until July 31, 2020, and $177,309 until July 31, 2021.

The Distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C, respectively, and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares. For the year ended July 31, 2018, the Distributor received $9,500 in underwriting commissions for sales of Class A of which $1,324 was retained.

Class C shares of the Fund are not subject to an initial sales charge and may be subject to a 1.00% CDSC fee of the purchase price on shares redeemed during the first twelve months after their purchase. As of July 31, 2018, the amount of CDSC paid by the shareholders of the Fund was $0.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

(5)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,968,916 for the Affinity Small Cap Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,355,730
Unrealized depreciation:	(940,386)
Net unrealized appreciation:	$1,415,344

The tax character of fund distributions for the years ended July 31, 2018 and 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2018	July 31, 2017
Ordinary Income	$6,122	$11,823
Long-Term Capital Gain	23,172	—
Return of Capital	—	—
	$29,294	$11,823

As of July 31, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$318,268	$(40,536)	$—	$—	$1,415,344	$1,693,075

The difference between book basis and tax basis undistributed net investment loss and unrealized appreciation from investments is primarily attributable to adjustments relating to the Qualified Electing Fund election taken on passive foreign investment companies and adjustments for real estate investment trusts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $40,536.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, net operating losses and short-term capital gains, the reclass of Fund distributions, and adjustments for real estate investment trusts, resulted in reclassifications for the year ended July 31, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(28,216)	$25,618	$2,598

Affinity Small Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2018

(6)	PRINCIPAL INVESTMENT RISKS

The Fund’s investments expose it to various risks, certain of which are discussed below. Please refer to the Fund’s Prospectus and Statement of Additional Information for a full listing of risks associated with the Fund’s investments.

Credit Risk. The Fund periodically maintains cash balances in major financial institutions in excess of the federally insured limit by the Federal Deposit Insurance Corporation (FDIC). The Fund has not experienced any losses and believes it is not exposed to any significant credit risk on cash.

Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Management Risk. A strategy used by the Fund’s investment adviser or sub-adviser may fail to produce the intended results. Furthermore, imperfections, errors or limitations in the tools and data used by the investment adviser or sub-adviser may cause unintended results.

Market Risk. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Valuation Risk. The sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

(7)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2018, the following held in excess of 25% of the voting securities of the Fund listed, for the sole benefit of customers and may be deemed to control the applicable Fund. As of July 31, 2018, Charles Schwab held 31.97% of the voting securities of the Fund for the sole benefit of customers and may be deemed to control the Fund.

(8)	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust
and the Shareholders of Affinity Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Affinity Small Cap Fund (the Fund), a series of Two Roads Shared Trust as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of July 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more of the Regents Park Funds, LLC or Anfield Capital Management, LLC advised investment companies since 2013.

Denver, Colorado
September 28, 2018

Affinity Small Cap Fund
EXPENSE EXAMPLES (Unaudited)
July 31, 2018

As a shareholder of Affinity Small Cap Fund, you incur two types of costs: (1) transaction costs, including sales loads; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Affinity Small Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Affinity Small Cap Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	2/1/18	7/31/18	2/1/18 – 7/31/18	2/1/18 – 7/31/18
Class A	$ 1,000.00	$ 967.70	$ 8.54	1.75%
Class C	1,000.00	963.10	12.17	2.50
Class I	1,000.00	968.70	7.32	1.50

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	2/1/18	7/31/18	2/1/18 – 7/31/18	2/1/18 – 7/31/18
Class A	$ 1,000.00	$ 1,016.12	$ 8.75	1.75%
Class C	1,000.00	1,012.40	12.47	2.50
Class I	1,000.00	1,017.36	7.50	1.50

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

Approval of Advisory Agreement – Regents Park Funds, LLC and Affinity Investment Advisors, LLC, for the Affinity Small Cap Fund

At a meeting held on March 13, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Regents Park Funds, LLC (“Regents Park” or the “Adviser”) and the Trust on behalf of the Affinity Small Cap Fund (the “Fund” or “Affinity Fund”), a series of the Trust, and the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Advisory Agreements”) between Affinity Investment Advisors, LLC (“Affinity” or the “Sub-Adviser”) and the Adviser, with respect to the Affinity Fund.

In connection with the Board’s consideration of the Advisory Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Affinity Fund by Regents Park and Affinity; (ii) a description of the investment management personnel of the Adviser and Sub-Adviser; (iii) an overview of the Adviser’s and Sub-Adviser’s operations and financial condition; (iv) a description of the Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the levels of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; and (vii) the Adviser’s and Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials from Regents Park and Affinity. The Board was also advised by, and met, in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding the Board’s responsibilities under applicable law.

Matters considered by the Board in connection with its approval of the Advisory Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by each of the Adviser and the Sub-Adviser related to each of the Advisory Agreements, including a description of the manner in which investment decisions are made and executed, an overview of the personnel that perform services for the Affinity Fund, a review of the financial condition of each of the Adviser and Sub-Adviser, a Code of Ethics for each of the Adviser and Sub-Adviser that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Affinity Fund as compared to other mutual funds with similar investment strategies. The Board considered that Regents Park acted as the Fund’s investment adviser and delegated day-to-day investment decisions of the Affinity Fund to Affinity, as the Fund’s sub-adviser. The Board considered the various oversight and supervisory roles performed by the Adviser for the Affinity Fund, and noted that the Adviser generally provided management, compliance and operational support to the Affinity Fund, and had formed a Sub-Adviser Oversight Committee to accomplish these functions. The Board also considered the Adviser’s policies and procedures in the areas of business continuity and with respect to information systems security and the Trust’s CCO’s review and evaluation of the same, which found them to be satisfactory. The Board also considered the novation of the investment advisory agreement from Anfield Capital Management, LLC to Regents Park, and noted that there were no operational or compliance issues associated with the transition. The Board also considered its long-term familiarity with the Adviser’s personnel. The Board concluded that the Adviser had the skills, experience and sophistication necessary to effectively oversee the Sub-Adviser and concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures for performing its duties.

With respect to the Sub-Adviser, the Board considered the materials submitted by the Sub-Adviser and noted that the Sub-Adviser’s personnel had extensive asset management experience. The Board discussed Affinity’s personnel and their qualifications. The Board also considered the Sub-Adviser’s policies and procedures in the areas of business continuity and cybersecurity and found such policies to be satisfactory. After discussion, the Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures for performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the portfolio management services provided by the Sub-Adviser to the Fund were satisfactory and reliable.

Performance. The Board considered that the Sub-Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. Among other data, the Board considered the performance of the Affinity Fund as compared to a group of funds that employ a similar investment strategy to that of the Fund, as provided by Broadridge, an independent third-party data provider (the “Peer Group”) for the one-year period and since inception, as well as compared to the other funds in the Affinity Fund’s Morningstar category (Small Cap Blend) and to the Fund’s selected benchmark indices. The Board considered that for the one-year period ended December 31, 2017, the Fund significantly outperformed the median of the Peer Group and its primary benchmark index, the Russell 2000 Total Return Index. The Board took into account the Sub-Adviser’s discussion of the Fund’s performance and the reasons for the significant improvement in the Fund’s returns. The Board also considered that the Affinity Fund had not been in operation for a sufficient time period to establish a meaningful long-term performance record. The Board also noted the Affinity Fund’s outperformance in terms of risk-adjusted return and its generally lower volatility relative to the Peer Group. The Board concluded that the Affinity Fund’s overall performance was satisfactory and that the Sub-Adviser was obtaining an acceptable level of investment returns for shareholders.

Fees and Expenses. As to the costs of the services to be provided by the Adviser, the Board considered, among other data, a comparison of the Fund’s contractual advisory fee and net expense ratio to those of the Peer Group, as provided by Broadridge. The Board noted that the Adviser’s advisory fee was slightly higher than the median of the Peer Group, but not the highest among the funds within the Peer Group, and also took into account that the Affinity Fund’s assets were the lowest among the funds within the Peer Group. The Board also considered the Fund’s net expense ratio, noting that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.75%, 2.50% and 1.50% of the average net assets of Class A, Class C and Class I shares, respectively (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses). The Board considered the impact of the Fund’s current asset levels on relative expenses and took into account that the Adviser and Sub-Adviser are each waiving their advisory and sub-advisory fees and/or reimbursing Affinity Fund expenses. The Board concluded that the advisory fee paid to the Adviser and the sub-advisory fee, paid by the Adviser to the Sub-Adviser out of its fee, to the Sub-Adviser were not unreasonable.

Profitability. The Board considered each of the Adviser’s and Sub-Adviser’s profitability and whether these profits are excessive in light of the services provided to the Affinity Fund. The Board reviewed a profitability analysis prepared by each of the Adviser and Sub-Adviser based on the Affinity Fund’s current asset levels, and concluded that the relationships of the Adviser and Sub-Adviser with the Fund were not currently profitable and therefore that profits were not excessive.

Economies of Scale. The Board considered whether the Adviser and the Sub-Adviser would realize economies of scale with respect to their advisory services provided to the Affinity Fund. The Board considered the profitability analyses included in the Board Materials, and noted that expenses of managing the Affinity Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Other Benefits. The Board also considered any other direct and incidental benefits to be received by the Adviser and Sub-Adviser from their association with the Affinity Fund. The Board noted that the Adviser and the Sub-Adviser did not believe either would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the Board noted that certain reputational benefits may result from their relationships with the Fund. The Board considered these benefits would be expected and appeared to be reasonable.

Conclusion. The Board, having requested and received such information from each of the Adviser and the Sub-Adviser as they believed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that renewal of each of the Advisory Agreement and Sub-Advisory Agreement for a subsequent one-year term was in the best interests of the Affinity Fund and its current and future shareholders.

Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2018

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	4	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 –2011).	4	Northern Lights Fund Trust (since 2013);Northern Lights Variable Trust (for series not affiliated with the Funds since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	4	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Interim Vice Chancellor for Academic Affairs (since 2018) University of Washington Bothell;Interim Dean (2017-2018), Professor (since 2016), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law (2010-2014)	4	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of July 31, 2018.

**	As of July 31, 2018, the Trust was comprised of 20 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for the Anfield Capital Diversified Alternatives ETF and Affinity World Leaders Equity ETF each of which are advised by Regents Park Funds, LLC, the Fund’s Adviser, and Anfield Universal Fixed Income Fund, which is advised by Anfield Capital Management, an affiliate of the Fund’s Adviser.

7/31/18 – Two Roads v3

Affinity Small Cap Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2018

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012-present); Vice President (2004 to 2012); Gemini Fund Services, LLC.	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 –2016), Gemini Fund Services, LLC	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011-present)	N/A	N/A

*	Information is as of July 31, 2018.

**	As of July 31, 2018, the Trust was comprised of 20 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for the Anfield Capital Diversified Alternatives ETF and Affinity World Leaders Equity ETF each of which are advised by Regents Park Funds, LLC, the Fund’s Adviser, and Anfield Universal Fixed Income Fund, which is advised by Anfield Capital Management, an affiliate of the Fund’s Adviser.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-345-0588.

7/31/18 – Two Roads v3

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the most recent twelve month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-345-0588 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling1-866-345-0588.

Adviser
Regents Park Funds, LLC
4041 MacArthur Boulevard,
Suite 155
Newport Beach, CA 92660

Sub-Adviser
Affinity Investment Advisors, LLC
4041 MacArthur Boulevard,
Suite 150,
Newport Beach, CA 92660

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s Board of Trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gersten is independent for purposes of this Item.

(a)(2)	Not applicable.

(a)(3)	In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Forn N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for the last fiscal year for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Affinity Small Cap Fund	14,000	13,500

(b)	Audit-Related Fees. There were no fees billed in the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
Affinity Small Cap Fund	3,250	3,000

(d)	All Other Fees. The aggregate fees billed in the last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal years ended July 31, 2017 or July 31, 2018.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended July 31, 2017 or July 31, 2018 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: 9/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President
Date: 9/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: 9/28/2018